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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  April 18, 2006


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

On April 18, 2006, BKF Capital Group, Inc. (the "Company") announced the pending departure of the senior portfolio manager for its small-mid cap, long-short equity investment strategy. As a consequence, the portfolios managed pursuant to this strategy will be liquidated and the funds will be returned to clients. Accounts managed by this manager and his team generated approximately 3.1% of the Company's revenues in 2005, and assets under management in the strategies managed by the team as of March 31, 2006 were approximately $133 million. In 2005 and 2006, the Company liquidated its event driven and trading-oriented long-short equity portfolios, which combined to generate approximately 62% of 2005 revenues. The Company also disclosed that it had experienced a year to date decline in the assets under management in its long-only strategies of approximately $900 million.

The Company issued a press release on April 18, 2006 announcing the event. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (d)   EXHIBITS

EXHIBIT           DESCRIPTION
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99.1              Press Release, dated April 18, 2006.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  April 18, 2006

                             BKF CAPITAL GROUP, INC.


                             By: /s/ Norris Nissim
                                 -------------------------------------
                                 Name:   Norris Nissim
                                 Title:  Senior Vice President, General Counsel
                                         and Secretary


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                               INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION
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99.1              Press Release, dated April 18, 2006.